Exhibit 10.3
AMENDMENT NO. 2 TO THE
SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
QUEST MIDSTREAM PARTNERS, L.P.
     This Amendment No. 2 dated July 1, 2009 (this “Amendment No. 2”) to the Second Amended and Restated Agreement of Limited Partnership of Quest Midstream Partners, L.P. (the “Partnership”), dated as of November 1, 2007, as amended by that Amendment No. 1 thereto effective as of January 1, 2007 (collectively, the “Partnership Agreement”) by and among Quest Midstream GP, LLC, a Delaware limited liability company (the “General Partner”), Quest Resource Corporation (“QRC”), as the holder of at least a majority of the Outstanding Subordinated Units, and the Limited Partners listed on the signature page hereto representing the holders of at least a majority of the Outstanding Common Units (excluding Common Units owned by the General Partner and its Affiliates). Capitalized terms not defined herein shall have the meaning assigned to them in the Partnership Agreement.
     WHEREAS, the parties hereto desire to amend the Partnership Agreement to provide that the Private Purchasers are not Affiliates of the General Partner and that the proposed conversion of the Partnership to a limited liability company in accordance with the terms of the Merger Agreement (as defined herein) will not require approval of the Limited Partners upon consummation of the merger of QMLP contemplated by the Merger Agreement;
     WHEREAS, pursuant to Section 13.2 of the Partnership Agreement, the General Partner has proposed that this Amendment No. 2 be adopted;
     WHEREAS, pursuant to Section 13.2, a proposed amendment shall be effective upon its approval by the General Partner and the holders of a Unit Majority;
     WHEREAS, certain of the Private Purchasers disclaim, deny and object to being classified as affiliates of the General Partner on the date of execution hereof; however, if such Private Purchasers are deemed to be Affiliates of the General Partner, a Unit Majority has been obtained by the approval of the remaining Limited Partners listed on the signature page hereto;
     WHEREAS, pursuant to Section 13.3(d), the Partnership has received an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under the Delaware Revised Uniform Limited Partnership Act.
     NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

     Section 1. Amendments.
          (a) The definition of “Affiliate” in Section 1.1 is hereby amended and restated in its entirety as follows:
     “Affiliate” means with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For the avoidance of doubt, no Private Purchaser or any representative of a Private Purchaser shall be deemed to be an “Affiliate” of the General Partner, Quest Resource Corporation or the Partnership Group, including but not limited to as a result of service on the Board of Directors by it or its representative, because of a contractual right to appoint a member to the Board of Directors or because of ownership of less than a majority of the membership interests in the General Partner.
          (b) The following definition is added:
     “Merger Agreement” means the Agreement and Plan of Merger to be dated as of July 2, 2009, among the Partnership, New Quest Holdings Corp., a Delaware corporation, Quest Resource Corporation, a Nevada corporation, Quest Energy Partners, L.P., a Delaware limited partnership, the General Partner, Quest Energy GP, LLC, a Delaware limited liability company, Quest Resource Acquisition Corp., a Delaware corporation, Quest Energy Acquisition, LLC, a Delaware limited liability company, Quest Midstream Holdings Corp., a Delaware corporation, and Quest Midstream Acquisition, LLC, a Delaware limited liability company, as it may be amended from time to time.
          (c) A new Section 14.6 is added as follows:
     Section 14.6 Conversion Pursuant to Merger Agreement. Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval or any further action on the part of the Limited Partners, to convert the Partnership into a Delaware limited liability company pursuant to, and in accordance with the Merger Agreement. The Merger Agreement shall be deemed to satisfy any requirement herein for a Plan of Conversion. The limited liability company agreement for the new entity shall be in the form agreed to pursuant to Section 2.1 of the Merger Agreement.

2

     Section 2. Ratification of Partnership Agreement. Except as expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.
     Section 3. Governing Law. This Amendment No. 2 will be governed by and construed in accordance with the laws of the State of Delaware.
[signature page follows]

3

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first written above.

QUEST MIDSTREAM GP, LLC
By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

QUEST RESOURCE CORPORATION
By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

ALERIAN OPPORTUNITY PARTNERS IV, LP
By:	ALERIAN OPPORTUNITY
ADVISORS IV, LLC,
its General Partner

By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

ALERIAN OPPORTUNITY PARTNERS IX, LP
By:	ALERIAN OPPORTUNITY
ADVISORS IX, LLC,
its General Partner

By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

Signature Page to Amendment No. 2 to the Second Amended and Restated Agreement
of Limited Partnership of Quest Midstream Partners, L.P.

ALERIAN CAPITAL PARTNERS, LP
By:	ALERIAN CAPITAL ADVISORS, LLC, its General Partner,
By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

ALERIAN FOCUS PARTNERS, LP
By:	ALERIAN FOCUS ADVISORS, LLC, its General Partner
By:	/s/ Gabriel Hammond
Gabriel Hammond
Managing Member

SWANK MLP CONVERGENCE FUND, LP
By:	SWANK ENERGY INCOME ADVISORS, L.P. Its General Partner
By:	SWANK CAPITAL, LLC Its General Partner
By:	/s/ Jerry V. Swank
Jerry V. Swank
Manager

THE CUSHING MLP OPPORTUNITY FUND I, LP
By:	CARBON COUNTY PARTNERS I, LP Its General Partner
By:	CARBON COUNTY GP I, LLC Its General Partner
By:	/s/ Jerry V. Swank
Jerry V. Swank
Manager

Signature Page to Amendment No. 2 to the Second Amended and Restated Agreement
of Limited Partnership of Quest Midstream Partners, L.P.

BEL AIR MLP ENERGY INFRASTRUCTURE FUND, LP
By:	SWANK ENERGY INCOME ADVISORS, L.P. its investment advisor
By:	SWANK CAPITAL, LLC Its General Partner
By:	/s/ Jerry V. Swank
Jerry V. Swank
Manager

TORTOISE CAPITAL RESOURCES CORPORATION
By:	/s/ Edward Russell
Edward Russell
President

TORTOISE GAS AND OIL CORPORATION
By:	/s/ Edward Russell
Edward Russell
President

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
By:	/s/ James C. Baker
James C. Baker
Executive Vice President

Signature Page to Amendment No. 2 to the Second Amended and Restated Agreement
of Limited Partnership of Quest Midstream Partners, L.P.